                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule
     14a-12

                        Managed High Yield Plus Fund Inc.
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

5)   Total fee paid:

--------------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)   Filing Party:

--------------------------------------------------------------------------------

     4)   Date Filed:

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

                        MANAGED HIGH YIELD PLUS FUND INC.

                                ----------------

                                   NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 16, 2004

                                ----------------

TO THE SHAREHOLDERS:


     The annual meeting of shareholders of Managed High Yield Plus Fund Inc. (the "Fund") will be held on September 16, 2004 at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114 for the following purposes:

       (1) To elect seven (7) directors to serve until the annual meeting of shareholders in 2005, or until their successors are elected and qualified or until they resign or are otherwise removed; and

       (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on July 16, 2004. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,


                                          MARK F. KEMPER
                                          Secretary

July 29, 2004
51 West 52nd Street
New York, New York 10019-6114

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director named in the attached proxy statement and, in the proxies' discretion, either "FOR" or "AGAINST" any other business that may properly arise at the annual meeting. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.
-------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

   2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:




                     REGISTRATION                               VALID SIGNATURE
                     ------------                               ----------------
Corporate Accounts
   (1) ABC Corp. ....................................   ABC Corp.
                                                        John Doe, Treasurer
   (2) ABC Corp. ....................................   John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer ............   John Doe
   (4) ABC Corp. Profit Sharing Plan ................   John Doe, Trustee
Partnership Accounts
   (1) The XYZ Partnership ..........................   Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership .........   Jane B. Smith, General Partner
Trust Accounts
   (1) ABC Trust Account ............................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/18/78 ..........   Jane B. Doe
Custodial or Estate Accounts
   (1) John B. Smith, Cust. f/b/o
       John B. Smith, Jr. UGMA/UTMA .................   John B. Smith
   (2) Estate of John B. Smith ......................   John B. Smith, Jr., Executor

                       MANAGED HIGH YIELD PLUS FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                               ----------------
                                PROXY STATEMENT
                               ----------------

        ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2004

     This proxy statement is furnished to the shareholders of Managed High Yield Plus Fund Inc. (the "Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on September 16, 2004, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about July 31, 2004.

     A majority of the shares outstanding on July 16, 2004, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies marked WITHHOLD on any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast on the matter.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the seven nominees for director named herein and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund's Secretary at 51 West 52nd Street, New York, New York 10019-6114. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, July 16, 2004, the Fund had 42,757,761 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset

Management (US) Inc. ("UBS Global AM") or UBS Financial Services Inc., who will not receive any compensation therefor from the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

     UBS Global AM serves as the Fund's investment advisor and administrator. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at 51 West 52nd Street, New York, New York 10019-6114. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

     The Fund's annual report containing financial statements for the fiscal year ended May 31, 2004, is being mailed to shareholders concurrently with this proxy statement.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the seven nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each of the nominees was last elected director at the Fund's September 2003 Annual Meeting of Shareholders. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all seven nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Directors, including those who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (17 persons) beneficially owned any shares of the Fund's common stock on July 16, 2004.

     Listed in the table below, for each nominee, is a brief description of the nominee's experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.




                                POSITION(S)    LENGTH OF
                                 HELD WITH       TIME
    NAME, ADDRESS, AND AGE          FUND        SERVED
------------------------------ ------------- ------------
INTERESTED DIRECTOR:
Margo N. Alexander+; 57        Director      Since 1998
c/o UBS Global Asset
Management
51 West 52nd Street
New York, NY 10019-6114

INDEPENDENT DIRECTORS:
Richard Q. Armstrong; 69       Director      Since 1998
c/o Willkie Farr &             and
Gallagher LLP                  Interim
787 Seventh Avenue             Chairman
New York, NY 10019-6099        of the
                               Board of
                               Directors

David J. Beaubien; 69          Director      Since 2001
84 Doane Road
Ware, MA 01082


Richard R. Burt; 57            Director      Since 1998
1275 Pennsylvania Ave., N.W.
Washington, D.C. 20004



                                        PRINCIPAL            NUMBER OF PORTFOLIOS IN
                                  OCCUPATION(S) DURING            FUND COMPLEX            OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE            PAST 5 YEARS             OVERSEEN BY NOMINEE          HELD BY NOMINEE
------------------------------ -------------------------- ---------------------------- ------------------------
INTERESTED DIRECTOR:
Margo N. Alexander+; 57        Mrs. Alexander is          Mrs. Alexander is a          None
c/o UBS Global Asset           retired. She was an        director or trustee of 16
Management                     executive vice president   investment companies
51 West 52nd Street            of UBS Financial           (consisting of 34
New York, NY 10019-6114        Services Inc. (from        portfolios) for which UBS
                               March 1984 to              Global AM or one of its
                               December 2002). She        affiliates serves as
                               was chief executive        investment advisor,
                               officer (from January      sub-advisor or manager.
                               1995 to October 2000),
                               a director (from January
                               1995 to September
                               2001) and chairman
                               (from March 1999 to
                               September 2001) of
                               UBS Global AM
                               (formerly known as
                               Mitchell Hutchins Asset
                               Management Inc.)

INDEPENDENT DIRECTORS:
Richard Q. Armstrong; 69       Mr. Armstrong is           Mr. Armstrong is a           None
c/o Willkie Farr &             chairman and principal     director or trustee of 16
Gallagher LLP                  of R.Q.A. Enterprises      investment companies
787 Seventh Avenue             (management consulting     (consisting of 34
New York, NY 10019-6099        firm) (since April 1991    portfolios) for which UBS
                               and principal occupation   Global AM or one of its
                               since March 1995).         affiliates serves as
                                                          investment advisor,
                                                          sub-advisor or manager.

David J. Beaubien; 69          Mr. Beaubien is retired    Mr. Beaubien is a director   Mr. Beaubien is also a
84 Doane Road                  (since 2003). He was       or trustee of 16             director of IEC
Ware, MA 01082                 chairman of Yankee         investment companies         Electronics, Inc., a
                               Environmental Systems,     (consisting of 34            manufacturer of
                               Inc., a manufacturer of    portfolios) for which UBS    electronic assemblies.
                               meteorological             Global AM or one of its
                               measuring systems          affiliates serves as
                               (since 1991).              investment advisor,
                                                          sub-advisor or manager.

Richard R. Burt; 57            Mr. Burt is chairman of    Mr. Burt is a director or    Mr. Burt is also a
1275 Pennsylvania Ave., N.W.   Diligence LLC              trustee of 16 investment     director of Hollinger
Washington, D.C. 20004         (international             companies (consisting of     International Inc.
                               information and security   34 portfolios) for which     (publishing), HCL
                               firm) and IEP Advisors     UBS Global AM or one of      Technologies, Ltd.
                               (international             its affiliates serves as     (software and
                               investments and            investment advisor,          information
                               consulting firm).          sub-advisor or manager.      technologies), The
                                                                                       Central European
                                                                                       Fund, Inc., The
                                                                                       Germany Fund, Inc.,
                                                                                       IGT, Inc. (provides
                                                                                       technology to gaming
                                                                                       and wagering industry)
                                                                                       and chairman of
                                                                                       Weirton Steel Corp.
                                                                                       (makes and finishes
                                                                                       steel products). He is
                                                                                       also a director or
                                                                                       trustee of funds in the
                                                                                       Scudder Mutual
                                                                                       Funds Family
                                                                                       (consisting of 47
                                                                                       portfolios).

                            POSITION(S)   LENGTH OF           PRINCIPAL
                             HELD WITH      TIME         OCCUPATION(S) DURING
  NAME, ADDRESS, AND AGE       FUND        SERVED            PAST 5 YEARS
-------------------------- ------------ ------------ ---------------------------
Meyer Feldberg; 62         Director     Since 1998   Professor Feldberg is
Columbia Business School                             Dean Emeritus and
33 West 60th Street                                  Sanford Bernstein
7th Floor                                            Professor of Leadership
New York, NY 10023                                   and Ethics at Columbia
                                                     Business School. Prior
                                                     to July 2004, he was
                                                     Dean and Professor of
                                                     Management of the
                                                     Graduate School of
                                                     Business at Columbia
                                                     University (since 1989).

Carl W. Schafer; 68        Director     Since 1998   Mr. Schafer is president
66 Witherspoon Street                                of the Atlantic
#1100                                                Foundation (charitable
Princeton, NJ 08542                                  foundation) (since 1990).

William D. White; 70       Director     Since 2001   Mr. White is retired
P.O. Box 199                                         (since 1994).
Upper Black Eddy, PA
18972



                              NUMBER OF PORTFOLIOS IN
                                   FUND COMPLEX             OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE        OVERSEEN BY NOMINEE           HELD BY NOMINEE
-------------------------- ---------------------------- --------------------------
Meyer Feldberg; 62         Professor Feldberg is a      Professor Feldberg is
Columbia Business School   director or trustee of 30    also a director of
33 West 60th Street        investment companies         Primedia Inc.
7th Floor                  (consisting of 48            (publishing),
New York, NY 10023         portfolios) for which UBS    Federated Department
                           Global AM or one of its      Stores, Inc. (operator
                           affiliates serves as         of department stores),
                           investment advisor,          Revlon, Inc.
                           sub-advisor or manager.      (cosmetics), Select
                                                        Medical Inc.
                                                        (healthcare services)
                                                        and SAPPI, Ltd.
                                                        (producer of paper).

Carl W. Schafer; 68        Mr. Schafer is a director    Mr. Schafer is also a
66 Witherspoon Street      or trustee of 16             director of Labor
#1100                      investment companies         Ready, Inc. (temporary
Princeton, NJ 08542        (consisting of 34            employment),
                           portfolios) for which UBS    Guardian Life
                           Global AM or one of its      Insurance Company
                           affiliates serves as         Mutual Funds
                           investment advisor,          (consisting of 25
                           sub-advisor or manager.      portfolios), the
                                                        Harding, Loevner
                                                        Funds (consisting of
                                                        three portfolios), E.I.I.
                                                        Realty Securities Trust
                                                        (investment company)
                                                        and Frontier Oil
                                                        Corporation.

William D. White; 70       Mr. White is a director or   None
P.O. Box 199               trustee of 16 investment
Upper Black Eddy, PA       companies (consisting of
18972                      34 portfolios) for which
                           UBS Global AM or one of
                           its affiliates serves as
                           investment advisor,
                           sub-advisor or manager.

----------
+ Mrs. Alexander is an "interested person" of the Fund as defined in the 1940 Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.

         INFORMATION ABOUT NOMINEE BENEFICIAL OWNERSHIP OF FUND SHARES



                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                  DOLLAR RANGE        REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                    OF EQUITY            NOMINEE FOR WHICH UBS GLOBAL AM OR AN
                                   SECURITIES           AFFILIATE SERVES AS INVESTMENT ADVISOR,
            NOMINEE                 IN FUND+                    SUB-ADVISOR OR MANAGER+
------------------------------   --------------   ---------------------------------------------------
INTERESTED DIRECTOR:
Margo N. Alexander ...........   None                                Over $100,000
INDEPENDENT DIRECTORS:
Richard Q. Armstrong .........   None                                Over $100,000
David J. Beaubien ............   None                                Over $100,000
Richard R. Burt ..............   None                                    None
Meyer Feldberg ...............   None                                Over $100,000
Carl W. Schafer ..............   None                              $50,001-$100,000
William D. White .............   None                              $ 10,001-$50,000

----------
+ Information regarding ownership of shares of the Fund is as of July 16, 2004; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2003.

     As of December 31, 2003, the Independent Directors or their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

     The board of directors of the Fund met six times during the fiscal year ended May 31, 2004. Each director attended 75% or more of the board meetings during the last fiscal year.

     The Fund's directors are not required to attend the Fund's annual meetings, and no directors attended the annual meeting of shareholders in 2003.

     The board has established an Audit Committee that acts pursuant to a written charter ("Audit Committee Charter") and is responsible for, among other things: (i) overseeing the scope of the Fund's audit; (ii) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification of, the selection of the Fund's independent auditors. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended May 31, 2004. The Audit Committee currently consists of Messrs. Armstrong, Beaubien, Burt, Feldberg and White, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under listing standards of the New York Stock Exchange ("NYSE") applicable to closed-end funds. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit Committee met six times during the fiscal year ended May 31, 2004, and each member attended 75% or more of those meetings.

     The board has also established a Nominating Committee that acts pursuant to a written charter ("Nominating Committee Charter"). The Nominating Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the board. A copy of the Nominating Committee Charter is attached as Exhibit B. The Nominating Committee currently consists of Messrs. Feldberg, Schafer and White, none of whom is an "interested person" for purposes of the 1940 Act, and all of whom are independent as defined under listing standards of the NYSE applicable to closed-end funds. The Nominating Committee met once during the fiscal year ended May 31, 2004.

     In nominating candidates, the Nominating Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an "interested person" as defined in the 1940 Act, meets the applicable independence and experience requirements of the NYSE and is otherwise qualified under applicable laws and regulations to serve as a member of the board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;
(iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a board member;
(iv) the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate's experience with the experience of other board members; and (vi) the extent to which the candidate would be a desirable addition to the board and any committees thereof.

     The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Professor Meyer Feldberg, care of the Secretary of the Fund at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders. The board does not have a standing compensation committee.

     Each Independent Director receives, in the aggregate from the UBS Global AM funds, an annual retainer of $70,000, and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Directors who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. The chairperson of the Audit Committee receives annually $25,000. The chairperson of the Nominating Committee receives annually $10,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated equally according to the number of such funds (i.e., expenses divided by number of funds). No officer, director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the Fund for acting as a board member or officer. Board members are reimbursed for expenses incurred in attending meetings.

     Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The table below includes certain information relating to the compensation of the Fund's directors.


                              COMPENSATION TABLE+



                                                                 TOTAL
                                              AGGREGATE       COMPENSATION
                                            COMPENSATION     FROM THE FUND
                 NAME OF                        FROM            AND THE
            PERSON, POSITION                  THE FUND*      FUND COMPLEX**
            ----------------                  ---------      --------------
Richard Q. Armstrong, Director .........       $1,595           $112,500
David J. Beaubien, Director ............        1,394            100,000
Richard R. Burt, Director ..............        1,363            100,000
Meyer Feldberg, Director ...............        1,472            200,125
Carl W. Schafer, Director ..............        1,394            100,000
William D. White, Director .............        1,394            100,000

----------
+ Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; directors who are "interested persons," as defined in the 1940 Act, do not receive compensation from the funds.

*     Represents fees paid to each director during the fiscal year ended May
      31, 2004.

** Represents fees paid during the calendar year ended December 31, 2003 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Schafer and White; and (b) 36 investment companies in the case of Professor Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

     INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Fund's financial statements for the fiscal year ended May 31, 2004, were audited by Ernst & Young LLP ("Ernst & Young"), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending May 31, 2005. Ernst & Young has been the Fund's independent registered public accounting firm since its inception in June 1998. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate audit fees billed by Ernst & Young for professional services rendered to the Fund for the audit of each of the last two fiscal years ended May 31, 2004 and May 31, 2003 were approximately $40,300 and $28,100, respectively.

     Fees included in the audit fees category are those associated with the annual audits of financial statements.

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $21,618 and $25,175, respectively, in each of the fiscal years ended May 31, 2004 and May 31, 2003. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the Securities and Exchange Commission ("SEC") rules relating to the pre-approval of non-audit services had been in effect at that time.

     Fees included in the audit-related category are those associated with (1) the reading of and provision of comments on the 2003 and 2002 semiannual financial statements, (2) review of portions of the Fund's semiannual 2002 Form N-SAR filing, (3) review of the consolidated 2003 and 2002 profitability of UBS Global AM to assist the board members in their annual advisory/administration contract reviews, (4) compliance review for the Fund as of the fiscal year ended 2002, and (5) performance of agreed upon proceedures over compliance with credit facility provisions for the fiscal years 2003 and 2002.

     With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 other than $2,500 of 2004 fees related to the reading of and provision of comments on the 2003 semiannual financial statement. However, such amount related to non-audit services provided prior to May 6, 2003, which would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above other than $2,500 of 2004 fees related to the reading of and provision of comments on the 2003 semiannual financial statement, which were pre-approved.

TAX FEES

     The aggregate tax fees billed by Ernst & Young for services rendered to the Fund for each of the fiscal years ended May 31, 2004 and May 31, 2003 were approximately $15,100 and $8,910, respectively. This includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

     Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

     With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003 except for $7,800 of 2004 fees related to various tax services provided to the Fund. However, such amount related to tax services provided prior to May 6, 2003, which would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above other than $7,800 of 2004 fees related to various tax services provided to the Fund which were pre-approved.

ALL OTHER FEES

     For the fiscal years ended May 31, 2004 and May 31, 2003, there were no fees billed by Ernst & Young for other services provided to the Fund. Fees included in the "all other fees" category consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and tax services unrelated to the Fund.

     With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended May 31, 2004 and May 31, 2003. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     The Audit Committee Charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

     The Audit Committee shall:

     Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global AM and

----------
(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global AM or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global AM or the Fund's officers).

AGGREGATE NON-AUDIT FEES

     For the fiscal years ended May 31, 2004 and May 31, 2003, the aggregate non-audit fees billed by Ernst & Young of $1,369,437 and $1,398,202, respectively, included non-audit services rendered on behalf of the Fund of $36,718 and $34,085, respectively, and non-audit services rendered on behalf of the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund of $1,332,719 and $1,364,117, respectively.


     The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young's independence.


----------
audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.


Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global AM and any service providers controlling, controlled by or under common control with UBS Global AM that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                              EXECUTIVE OFFICERS


     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:




                                                             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                         POSITION(S) HELD    LENGTH OF           NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE    WITH THE FUND    TIME SERVED           FOR WHICH PERSON SERVES AS OFFICER
----------------------- ------------------ ------------- ---------------------------------------------------
W. Douglas Beck*; 37      Vice President   Since 2003    Mr. Beck is an executive director and head of
                                                         mutual fund product management of UBS Global
                                                         AM (since 2002). From March 1998 to
                                                         November 2002, he held various positions at
                                                         Merrill Lynch, the most recent being first vice
                                                         president and co-manager of the managed
                                                         solutions group. Mr. Beck is vice president of 19
                                                         investment companies (consisting of 75
                                                         portfolios) for which UBS Global AM or one of
                                                         its affiliates serves as investment advisor,
                                                         sub-advisor or manager.

Thomas Disbrow*; 38       Vice President   Since 2000    Mr. Disbrow is a director and co-head of the
                           and Treasurer                 mutual fund finance department of UBS Global
                                                         AM. Prior to November 1999, he was a vice
                                                         president of Zweig/Glaser Advisers. Mr. Disbrow
                                                         is a vice president and treasurer of 16 investment
                                                         companies (consisting of 34 portfolios) and
                                                         assistant treasurer of four investment companies
                                                         (consisting of 42 portfolios) for which UBS
                                                         Global AM or one of its affiliates serves as
                                                         investment advisor, sub-advisor or manager.

Mark F. Kemper**; 46      Vice President   Since 2004    Mr. Kemper is general counsel of UBS Global
                           and Secretary                 AM-Americas Region (since July 2004). Mr.
                                                         Kemper also is an executive director of UBS
                                                         Global Asset Management (Americas) Inc. ("UBS
                                                         Global AM (Americas)") and was its deputy
                                                         general counsel from July 2001 to July 2004. He
                                                         has been Secretary of UBS Global AM
                                                         (Americas) since 1999 and Assistant Secretary of
                                                         UBS Global AM (Americas) and UBS Global
                                                         Asset Management Trust Company since 1993.
                                                         Mr. Kemper is vice president and secretary of 16
                                                         investment companies (consisting of 34
                                                         portfolios) and assistant secretary of four
                                                         investment companies (consisting of 42
                                                         portfolios) for which UBS Global AM (Americas)
                                                         or one of its affiliates serves as investment
                                                         advisor, sub-advisor or manager.

                                                               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                           POSITION(S) HELD    LENGTH OF           NUMBER OF PORTFOLIOS IN FUND COMPLEX
  NAME, ADDRESS, AND AGE     WITH THE FUND    TIME SERVED           FOR WHICH PERSON SERVES AS OFFICER
------------------------- ------------------ ------------- ----------------------------------------------------
Joanne M. Kilkeary*; 36     Vice President   Since 2004    Ms. Kilkeary is an associate director and a senior
                             and Assistant                 manager of the mutual fund finance department
                               Treasurer                   of UBS Global AM. Ms. Kilkeary is a vice
                                                           president and assistant treasurer of 16 investment
                                                           companies (consisting of 34 portfolios) for which
                                                           UBS Global AM or one of its affiliates serves as
                                                           investment advisor, sub-advisor or manager.

Todd Lebo*; 40              Vice President   Since 2004    Mr. Lebo is director and an associate general
                             and Assistant                 counsel at UBS Global AM (since 2002). Prior to
                               Secretary                   joining UBS Global AM he was an executive
                                                           director and associate general counsel at Morgan
                                                           Stanley (from 1997-2002). Mr. Lebo is a vice
                                                           president and assistant secretary of 16 investment
                                                           companies (consisting of 34 portfolios) for which
                                                           UBS Global AM or one of its affiliates serves as
                                                           investment advisor, sub-advisor or manager.

Joseph T. Malone *; 36      Vice President   Since 2004    Mr. Malone is a director and co-head of the
                             and Assistant                 mutual fund finance department of UBS Global
                               Treasurer                   AM. From August 2000 through June 2001, he
                                                           was the controller at AEA Investors Inc. From
                                                           March 1998 to August 2000, Mr. Malone was a
                                                           manager within investment management services
                                                           of PricewaterhouseCoopers LLC. Mr. Malone is
                                                           vice president and assistant treasurer of 16
                                                           investment companies (consisting of 34
                                                           portfolios) and treasurer and principal accounting
                                                           officer of four investment companies (consisting
                                                           of 42 portfolios) for which UBS Global AM or
                                                           one of its affiliates serves as investment advisor,
                                                           sub-advisor or manager.

John Penicook**; 46         Vice President   Since 2002    Mr. Penicook is a managing director and global head
                                                           of fixed income of UBS Global AM Americas and UBS
                                                           Global AM. Mr. Penicook is a vice president of three
                                                           investment companies (consisting of three portfolios)
                                                           for which UBS Global AM or one of its affiliates
                                                           serves as investment advisor, sub-advisor or manager.


                                                              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                          POSITION(S) HELD    LENGTH OF           NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE     WITH THE FUND    TIME SERVED           FOR WHICH PERSON SERVES AS OFFICER
------------------------ ------------------ ------------- ----------------------------------------------------
Marianne Rossi*; 44        Vice President   Since 2004    Ms. Rossi is a managing director and head of
                                                          global high yield at UBS Global AM (since April
                                                          2000). Prior to April 2000, she was a managing
                                                          director and part of the high yield team at Credit
                                                          Suisse Asset Management. Ms. Rossi is a vice
                                                          president of one investment company (consisting
                                                          of one portfolio) for which UBS Global AM or
                                                          one of its affiliates serves as investment advisor,
                                                          sub-advisor or manager.

Joseph A. Varnas*; 36         President     Since 2003    Mr. Varnas is a managing director (since March
                                                          2003), global head of information technology and
                                                          operations (since March 2004) and head of
                                                          product management -- Americas (since
                                                          November 2002) of UBS Global AM. He was
                                                          head of technology of UBS Global AM from
                                                          November 2002 to March 2004. From 2000 to
                                                          2001, he was manager of product development in
                                                          Investment Consulting Services at UBS Financial
                                                          Services Inc. Mr. Varnas was a senior analyst in
                                                          the Global Securities Research and Economics
                                                          Group at Merrill Lynch from 1995 to 1999. Mr.
                                                          Varnas is president of 20 investment companies
                                                          (consisting of 76 portfolios) for which UBS
                                                          Global AM or one of its affiliates serves as
                                                          investment advisor, sub-advisor or manager.

Keith A. Weller*; 42       Vice President   Since 1998    Mr. Weller is a director and senior associate
                            and Assistant                 general counsel of UBS Global AM. Mr. Weller
                              Secretary                   is a vice president and assistant secretary of 16
                                                          investment companies (consisting of 34
                                                          portfolios) for which UBS Global AM or one of
                                                          its affiliates serves as investment advisor,
                                                          sub-advisor or manager.

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

                               OTHER INFORMATION


BENEFICIAL OWNERSHIP OF SHARES

     As of July 16, 2004, Management did not know of any person who owned beneficially 5% or more of the common stock of the Fund.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any board member or officer.

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2005 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than April 2, 2005 and must satisfy other requirements of the federal securities laws.

                                OTHER BUSINESS

     Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.


                                          By order of the board of directors,



                                          MARK F. KEMPER
                                          Secretary

July 29, 2004


        ----------------------------------------------------------------
        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
        ----------------------------------------------------------------

                                                                       EXHIBIT A
                            AUDIT COMMITTEE CHARTER


                    AMENDED AND RESTATED AS OF MAY 12, 2004


ESTABLISHMENT AND PURPOSE

     This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each fund (the "Fund") advised by UBS Global Asset Management (US) Inc. ("UBS Global") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to assist Board oversight of (1) the integrity of the Fund's financial statements,
(2) the Fund's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence and (4) the performance of the Fund's independent auditors.

     In performing its Board oversight assistance function, the Committee will, among other things (a) oversee the scope of the Fund's audit, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (b) approve, and recommend to the Board, for ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as determining the compensation thereof; and (c) pre-approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors.


DUTIES AND RESPONSIBILITIES


AUDIT OVERSIGHT

     The Fund's independent auditors are accountable to the Committee.

     The  Committee shall:

     1. Approve, and recommend to the Board for the Board's ratification, the selection, appointment, retention or termination of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

     2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS

----------
(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
     (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

          Global and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global or the Fund's officers).

     3. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; receive periodic reports from the independent auditors regarding the independent auditors' independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board); and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

     4. Review, in consultation with the independent auditors, the scope of the Fund's proposed audit each year, including the audit procedures to be utilized, and certain other matters in connection with the Fund's financial statements.

     5. Inquire of UBS Global and the independent auditors as to the Fund's qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

     6. [Closed-end Funds only] Review and discuss the Fund's audited annual financial statements and unaudited semiannual reports with UBS Global and, in the case of the audited financials, the independent auditors, including the Fund's disclosure of management's discussion of Fund performance.

     7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, or any subsequent Statement, and management's response.

     8. Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1, or any subsequent Statement.

     9. Review, in consultation, as appropriate, with the independent auditors and Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund's service providers.

     10. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, UBS Global, the Fund's sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter received from a regulatory or self-regulatory organization addressed to the Fund, UBS Global or the Fund's sub-adviser(s), if any, that relates to services rendered to the Fund.

     11. Establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures (set forth on Appendix C hereto) for the confidential, anonymous submission by Fund officers or employees and the Fund's investment adviser (including sub-advisers, if any), administrator(s), principal underwriter or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters related to the Fund.

     12. Request that the independent auditors report to the Committee on any unusual items or matters discovered during the course of any semi-annual or other reviews.

     13. [Closed-end Funds only] Consider and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund's officers and UBS Global; and prepare the audit committee report required to be included in the Fund's proxy statement for its annual meeting of shareholders.

     14. [Closed-end Funds only] At least annually, obtain and review a report by the Fund's independent auditors describing (i) the independent auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and (iii) (to assess the independent auditors' independence) all relationships between the independent auditor and the Fund.

     15. [Closed-end Funds only] Discuss in general the Fund's periodic earnings releases, as well as any financial information and earnings guidance provided to analysts and rating agencies.

     16. [Closed-end Funds only] Discuss policies with respect to risk assessment and risk management.

     17. [Closed-end Funds only] Review hiring policies of UBS Global and the Fund, if any, for employees and former employees of the Fund's independent auditors.

     18. [Closed-end Funds only] Prepare an annual performance evaluation of the Committee for the Board's review.

     19. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     In performing its duties, the Committee shall be provided by UBS Global, the Fund's sub-advisor(s), if any, or the Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities, shall consult as it deems appropriate with the members of the

Board, officers and employees of the Fund, UBS Global, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers and, as it determines necessary to carry out its duties and at the Fund's expense, may engage outside advisors and consultants. In carrying out its functions, the Committee shall meet separately, periodically, with management and with the Fund's independent auditors. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

COMPOSITION

     The Committee shall have a minimum of three members and shall be composed of a number of Board members, each of whom has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), as the Board shall determine from time to time. Each member of the Committee must also meet the independence and experience requirements as set forth in Sections 303A.07(a) and 303.01(b)(2)(a) of the New York Stock Exchange's Listed Company Manual, in each case as applicable to closed-end Funds. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve for a term of three years, which term may be renewed from time to time.(2)

     In addition, the Board shall use its best efforts to ensure that at least one member of the Committee is an "audit committee financial expert," as determined under the rules of the Securities and Exchange Commission. Appendix B sets forth the audit committee financial expert requirements as of the date of this amended and restated Charter. In the event that the Committee does not have at least one such audit committee financial expert, the nominating committee of the Board shall endeavor to identify and recommend to the Board a candidate that meets such requirements or, in the event the Board does not, at such time, have a nominating committee, the Board shall designate the Independent Board Members as a committee to identify and recommend to the Board a candidate that meets such requirements.

     For those Funds listed on the NYSE, no member of the Committee may serve on the audit committees of more than three public companies, including all Funds managed by UBS Global (deemed for these purposes to be a single public company), unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively.

MEETINGS

     The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Fund, the Fund's counsel, UBS Global, the Fund's sub-adviser(s), if any, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund's independent auditors at least once a year outside the presence of the Fund's officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund's officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

     One-third of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

----------
(2) In the case of a newly-organized UBS fund, the Chairperson's term will be coterminous with those of the other UBS funds listed on Schedule A, even if such term is shorter than three years.

REPORTING

     The Chairperson shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

     While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund's audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Fund, it is not the duty or the responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of the Fund's financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.

     In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

     This Charter may be amended by a vote of a majority of the Board members.

                                                                     APPENDIX A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series Inc.
*Strategic Global Income Fund, Inc.
*Global High Income Dollar Fund Inc.
*Investment Grade Municipal Income Fund Inc.
*Insured Municipal Income Fund Inc.
*Managed High Yield Plus Fund Inc.

----------
* Closed-end Funds. The duties and responsibilities of any provision applicable exclusively to closed-end funds apply to these funds only.

                                                                     APPENDIX B


                 AUDIT COMMITTEE FINANCIAL EXPERT REQUIREMENTS

     An "audit committee financial expert" is a person who has the following attributes:

     an understanding of generally accepted accounting principles and financial statements;

     the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

     experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     an understanding of internal controls and procedures for financial reporting; and

     an understanding of audit committee functions.

     A person must have acquired such attributes through one or more of the following:

     education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

     experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

     experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

     other relevant experience.

                                                                     APPENDIX C


                        POLICIES OF THE AUDIT COMMITTEE
                 REGARDING CONCERNS OR COMPLAINTS RELATING TO
                  ACCOUNTING, INTERNAL ACCOUNTING CONTROLS OR
                  AUDITING MATTERS OR OTHER MATTERS RELATING
                         TO THE OPERATIONS OF THE FUND


INTRODUCTION

     The following policies are adopted by the Board of each fund ("Fund") advised by UBS Global Asset Management (US) Inc. ("UBS Global AM") listed on Appendix A to the Fund's Audit Committee Charter ("Charter").

     These policies shall constitute an amendment to, and a part of, the Charter and shall be designated as Appendix C to the Charter. These policies constitute the procedures to be established pursuant to Item 10 of "Duties and Responsibilities -- Audit Oversight" in the Charter; however, the Board has decided to extend the benefit of these policies to all Funds, not just those exchange-listed Funds that are required to establish such procedures pursuant to Section 301 of the Sarbanes-Oxley Act and Rule 303A of the New York Stock Exchange Inc. Listed Company Manual.

     These policies establish (1) procedures for the receipt, retention and treatment of complaints received by the Fund (including Fund officers) regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund, (2) procedures for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of the investment adviser (and sub-advisor, if applicable), administrator (and sub-administrator, if applicable), principal underwriter (if any), or any other provider of accounting related services for the Fund (each a "Service Provider") and (3) protections for such persons bringing complaints or concerns to the attention of the Board's Audit Committee (the "Committee").


REPORTING

     It is expected that all board members and officers, as well as employees of each Service Provider, will report promptly any concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund. Employees of Service Providers (including Fund officers) should first consider exhausting any internal reporting mechanisms at their firm before directly contacting the Chairperson of the Committee (or in the event of a potential conflict involving such person, any other member of the Committee). If such a person does not receive a satisfactory response within a reasonable period of time, or if he or she believes that utilizing internal reporting mechanisms would be futile or otherwise undesirable, he or she should (1) in the case of Service Providers under the supervision of UBS Global AM (e.g., State Street Bank and Trust or PFPC, Inc.), contact UBS Global AM via the "ethics hotline" and/or mailbox referenced below (unless such person believes that using such "ethics hotline" and/or mailbox would be futile or otherwise undesirable, in which case he or she should report concerns as directed in the remainder of this sentence); or
(2) in the case of all other persons, contact the Chairperson of the Committee directly (or in the event of a potential conflict involving such person, any other member of the Committee).

     The Committee requests that each Service Provider promptly inform it of complaints or concerns received from its employees pursuant to these or any similar policies it may have if such complaints or concerns are reasonably believed to relate to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund.

     The Committee directs UBS Global AM to communicate these policies to its primary contact(s) at each other Service Provider. Each Service Provider, including UBS Global AM, shall be directed to make these methods by which complaints or concerns can be communicated known to its employees who are primarily involved in accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund that could reasonably be expected to impact the Fund. If any Service Provider refuses such request, UBS Global AM shall notify the Committee of the Service Provider's reasons for non-cooperation, and the Committee shall recommend to the Board such actions as it believes appropriate.

NON RETALIATION

     The Fund prohibits any form of retaliation being taken against any board member or officer, and shall request that each Service Provider not take any form of retaliation against its employees, as a result of such person lawfully engaging in any of the following "Covered Activities":

     1. reporting concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund; or

     2. assisting in an internal or external investigation conducted by the Fund or a Service Provider regarding such concerns or complaints; or

     3. filing, testifying, participating or otherwise assisting in a criminal or regulatory proceeding relating to the Fund or a Service Provider.

     To the extent possible, the Board shall seek assurances from Service Providers that they shall not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against an employee in the terms and conditions of his or her employment because such employee has made a report of a concern or complaint or engaged in any other Covered Activities under these policies. In addition, the Board shall seek assurances from Service Providers that they shall not knowingly, with the intent to retaliate, take any action harmful to any employee, including interference with the lawful employment or livelihood of any person, for providing to a law enforcement officer any truthful information relating to the commission or possible commission of any crime.

CONFIDENTIALITY

     Reasonable efforts will be made to keep a reporting person's identity confidential. In certain circumstances, however, it may be possible that in the course of the investigation, facts must be disclosed that would require the identity of the reporting person to be disclosed. Accordingly, in such circumstances, it is not possible to give a blanket guarantee of confidentiality. However, the Committee shall take all reasonable steps (and ask its Service Providers to make reasonable efforts) to attempt to safeguard the submission of information on a confidential basis.

     A Fund Person or Service Provider employee may submit information anonymously to the Committee through a letter addressed directly to the Chairman of the Committee (or in the event of a potential conflict involving such person, to any other member of the Committee at the Chairman's (or other Committee member's) address as specified in the Fund's Annual Report to Shareholders. The Committee recognizes that certain Service Providers have established their own procedures for the confidential, anonymous receipt of concerns or complaints and requests that Service Providers promptly report to the Committee any concerns or complaints relating to the matters discussed herein.

ETHICS HOTLINE & MAILBOX

     Where circumstances preclude the use of conventional channels, UBS Global AM has established an ethics hotline and a physical mailbox to facilitate the confidential, anonymous submission of concerns regarding potential legal/regulatory violations and questionable accounting or auditing matters or other matters relating to the operations of a Fund or other ethical dilemmas. The hotline is available for leaving a voicemail message 24-hours a day, seven days a week. In order to protect confidentiality, only the UBS Global AM General Counsel and Chief Compliance Officer will be authorized to retrieve messages. Please utilize the hotline and the mailbox only for this stated purpose. The ethics hotline number is 866-237 1851. Written submissions should be addressed to: UBS Global Asset Management (US) Inc., Attn: ETHICS, 51 West 52nd Street, New York, NY 10019-6114.

BREACH OF THIS POLICY

     Retaliatory conduct which amounts to a breach of this policy could result in criminal or regulatory sanctions or civil liability or have an adverse effect on the Fund's or a Service Provider's reputation. As a result, a breach of this policy may constitute gross misconduct and may result in disciplinary action up to and including dismissal from service as a board member or officer, or with respect to a Service Provider, the Board's decision to terminate any Fund contracts or other relationships with the Service Provider.


RETENTION AND TREATMENT OF INFORMATION REGARDING CONCERNS AND COMPLAINTS

     The Committee minutes shall reflect the receipt, retention and treatment of information received pursuant to this policy. The Committee shall have the power to obtain the resources it deems necessary and appropriate to investigate any information regarding such concerns or complaints, including obtaining the assistance of special counsel, auditors or other advisors or consultants to assist it in carrying out its responsibilities.

                                                                     (May 2004)

                                                                       EXHIBIT B


                         NOMINATING COMMITTEE CHARTER


                 AMENDED AND RESTATED AS OF FEBRUARY 11, 2004


ESTABLISHMENT AND PURPOSE

     This document serves as the Charter for the Nominating Committee (the "Committee") of the Board of each fund (the "Fund") advised by UBS Global Asset Management (US) Inc. ("UBS Global") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to
(a) identify individuals qualified to serve as members of the Board of Directors/Trustees (the "Board") of each Fund; (b) make recommendations to the Board on the composition of the Board; and (c) recommend committee assignments and responsibilities to the Board.


COMPOSITION

     1. The Committee shall consist of three or more Board members who are not "interested persons" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"). Each member of the Committee must also meet the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange (the "NYSE"). Each Committee member shall serve until a successor to such member is duly elected or qualified or until such member's resignation or removal from the Board or the Committee.

     2. The Committee shall elect a chairperson (the "Chairperson") of the Committee, who shall preside over Committee meetings.

     3. The compensation of the Chairperson and the Committee members shall be as determined by the Board.


NOMINATION AND APPOINTMENT POLICY

     1. The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

     2. In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

          o whether or not the person is an "interested person" as defined in the 1940 Act, meets the independence and experience requirements of the NYSE cited above and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

          o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

          o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

          o the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight,

          o the interplay of the candidate's experience with the experience of other Board members; and

          o the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     3. While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Fund shareholders if a vacancy occurs among those Board members who are Independent Board Members. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund's disclosure documents. The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

     4. The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

DUTIES AND RESPONSIBILITIES

     1. The Committee shall identify individuals believed to be qualified to become Board members and recommend to the Board the nominees to either
          (i) be elected by the Board or (ii) stand for election as Board members at the annual or special meeting of shareholders, as applicable.

     2. The Committee shall be responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

     3. The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Board members, including, as it deems necessary, any term limits and mandatory retirement age.

     4. The Committee shall have the authority to retain and terminate any search firm to be used to identify Board nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.


     5. The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board or any committee members.

SUBCOMMITTEES

     1. The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

MEETINGS

     1. The Committee shall meet at such times as it deems necessary or appropriate to carry out its duties. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may also take action by unanimous written consent.

     2. One-half of the Committee's members shall constitute a quorum, if at least two members are present. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

     3. The Committee shall keep written minutes of its meetings, which minutes shall be maintained within the books and records of the Fund, and the Committee shall report to the Board on its meetings.

     4. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

     5. The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

REPORTING

     1. The Chairperson shall report to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

AMENDMENTS

     1. This Charter may be amended by a vote of a majority of the Board members.

SCHEDULE A


UBS Managed Municipal Trust
UBS Series Trust
Liquid Institutional Reserves
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund, Inc.
UBS RMA Money Fund, Inc.
UBS RMA Tax-Free Fund, Inc.
UBS Master Series, Inc.
Strategic Global Income Fund, Inc.
Global High Income Dollar Fund Inc.
Investment Grade Municipal Income Fund Inc.
Insured Municipal Income Fund Inc.
Managed High Yield Plus Fund Inc.

---------------------------------
MANAGED HIGH YIELD PLUS FUND INC.
---------------------------------










PROXY STATEMENT                                ---------------------------------
                                               MANAGED HIGH YIELD PLUS FUND INC.
                                               ---------------------------------








                                                             -------------------
                                                             NOTICE OF
                                                             ANNUAL MEETING
                                                             TO BE HELD ON
                                                             SEPTEMBER 16, 2004
                                                             AND
                                                             PROXY STATEMENT
                                                             -------------------

                                   DETACH HERE                           ZMHY62


                                      PROXY
                        MANAGED HIGH YIELD PLUS FUND INC.
              ANNUAL MEETING OF SHAREHOLDERS -- SEPTEMBER 16, 2004

The undersigned hereby appoints as proxies Keith A. Weller and Leslie C. Leda and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MANAGED HIGH YIELD PLUS FUND INC.

                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.



-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE
-------------                                                      -------------

MANAGED HIGH YIELD
PLUS FUND INC.
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-9452




                  DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL ZMHY61

                                                                                                               4994
-------  PLEASE MARK
   X     VOTES AS IN
-------  THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1. To elect as directors:

   NOMINEES: (01) Margo N. Alexander, (02) Richard Q. Armstrong,
             (03) David J. Beaubien, (04) Richard R. Burt, (05) Meyer Feldberg,
             (06) Carl W. Schafer and (07) William D. White.

                 FOR     [    ]     [    ]   WITHHELD
                 ALL                         FROM ALL
               NOMINEES                      NOMINEES

      [    ]
            ----------------------------------------      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          [    ]
            FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE


                                                          This proxy will not be voted unless it is dated and signed exactly as instructed below:


                                                          If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                                                          Sign exactly as name appears hereon.



SIGNATURE: _____________________ DATE: ________________      SIGNATURE: ____________________________ DATE: _____________________
(IF HELD JOINTLY )
